___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2013

FUELSTREAM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-14477	87-0561426
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

510 Shotgun Road, Suite 110 Fort Lauderdale, Florida		33326
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 423-5345

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01 Other Events

On September 23, 2013, the United States Bankruptcy Court for the Northern District of Illinois, Western Division, issued an order granting Aviation Fuel International, Inc., a wholly-owned subsidiary of Fuelstream, Inc. (collectively, the “Company”) relief from an automatic stay that had previously prohibited the Company from collecting monies owed in connection with aviation fuel supplied to aircraft owned and operated by Ryan International Airlines, Inc. (“Ryan”). Ryan had sought to avoid payment for fuel deliveries in a petition filed with the Court pursuant to Chapter 7 of the United States Bankruptcy Code. The order enables the Company to immediately enforce collection and foreclosure of approximately $600,000 in aircraft liens registered with the U.S. Federal Aviation Administration in respect of five separate Ryan aircraft.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuelstream, Inc.

Date: October 21, 2013	By: /s/ Robert Catala
Robert Catala
Chief Executive Officer